                                                                  EXHIBIT 10.3.1

                    FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

     This Amendment is made and entered into as this 17th day of August, 1999 by and between Just For Feet, Inc. (this "Company") and Eric L. Tyra (the "Executive").

                             W I T N E S S E T H:

     Whereas, Company and Executive entered into that certain Employment Agreement dated the 1st day of May, 1997 (the "Employment Agreement"); and

     WHEREAS, Company and Executive wish to amend the Employment Agreement as more fully set out herein;

     NOW, THEREFORE, for and in consideration of the premises and the mutual promises and covenants contained herein and for other good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. The first sentence of Section 2 of the Employment Agreement is hereby amended by deleting it in its entirety and substituting the following in lieu thereof:

         "Executive shall assume the responsibilities and perform the duties of Executive Vice President and Chief Administrative Officer of the Company and as Chief Administrative Officer shall report to the Chief Executive Officer and be responsible for the following functions: (i) Legal and Human Resources; (ii) Corporate Communication/Investor Relations including liaison with outside investor relation consultants; (iii) acting general manager of Consumer Direct business unit including Internet, special orders and team sales; (iv) new business development; and (v) acquisitions and divestitures."

     2. Section 3.3(b) shall be amended by deleting it in its entirety and substituting the following in lieu thereof:

         "(b) On the date that Executive's employment hereunder is terminated, if Executive's employment is terminated other than "for cause" (as defined in Section 4.2 below), Company shall pay Executive a bonus equal to $8,333.33 times the number of months beginning May 1, 1997 and ending on the last day of the month previous to the date of Executive's termination."

     3.  Section 3.3 is amended by adding a new paragraph (c) as follows:

         "(c) On October 31, 1999, if Executive is employed hereunder or if Executive is not employed hereunder, if Executive's employment hereunder has been terminated other than "for cause" (as defined in Section 4.2 below) or voluntarily by

     Executive, Company shall pay Executive a bonus of $50,000 if from the date hereof through October 31, 1999 Executive has performed or fulfilled the following tasks:

     (i) Engaged, trained and was responsible for the corporate communications and investor Relations functions including consultant and internal staff and coordinated press releases and conference calls; (ii) assisted in recruiting and training new Chief Financial Officer and assisted existing finance staff in performing their functions; (iii) managed Consumer Direct Division (Internet, special orders and team sales) and assisted in defining roles, recruiting and developing strategic plans and budgets; (iv) assisted Chief Operating Officer and Division Presidents in managing budgets and financial affairs of their divisions and operations; and (iv) continued to act as key contact with independent outside auditors and assisted in preparation of quarterly financial statements and press releases.

     4. Indemnification. The Company reaffirms its obligation to indemnify Executive in accordance with the Company's Bylaws.

     5. Except as specifically amended hereby, all of the terms and conditions of the Employment Agreement shall remain in full force and effect.

     In witness whereof, the undersigned have set their hands and seals all as of the date here first above written:



                                       Just For Feet, Inc.


                                       /s/ Helen Rockey
                                       -------------------------------------
                                       Helen Rockey
                                       President and Chief Executive Officer


                                       Executive:



                                       /s/ Eric L. Tyra               (SEAL)
                                       -------------------------------
                                       Eric L. Tyra